UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2014 (April 24, 2014)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 24, 2014, immediately after the stockholders meeting of Arch Coal, Inc. (the “Company”), Mr. Steven F. Leer retired from the Board of Directors of the Company.  On the same date, the Board of Directors decreased the size of the Board of Directors from twelve to eleven.    Mr. Leer was Chairman of the Board and a member of the Finance Committee and the Energy and Environmental Policy Committee.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on April 24, 2014.   The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal are noted below.

Proposal 1 — Election of Directors

The following five directors were nominated to serve for their respective term expiring at the annual meeting of stockholders in which their respective class expires, or when their successors are otherwise duly elected and qualified.  The five directors, as indicated below, were elected as directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
John W. Eaves	99,837,227	7,655,223	73,807,918
Douglas H. Hunt	99,239,894	8,252,556
J. Thomas Jones	99,012,710	8,479,740
Paul A. Lang	96,461,384	11,031,066
George C. Morris, III	99,888,599	7,603,851

Proposal 2 — The Approval of Named Executive Compensation in an Advisory Vote:

The stockholders were asked to approve the named executive compensation of the Company in an advisory vote.  The proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes

76,240,988	29,265,287	1,986,175	73,807,918

Proposal 3 — The Ratification of the Appointment of Ernst & Young, LLP, as Arch Coal, Inc.’s Independent Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, LLP, as Arch Coal, Inc.’s independent public accounting firm for the fiscal year ending December 31, 2014.  The appointment was approved, as indicated below.

For	Against	Abstain

176,986,588	2,736,454	1,577,326

Proposal 4 — Stockholder Proposal Regarding Majority Vote:

The stockholders were asked to vote on the stockholder proposal presented at the meeting regarding majority vote.  The proposal was rejected, as indicated below.

For	Against	Abstain	Broker Non-Votes

47,779,549	58,159,476	1,553,425	73,807,918

Proposal 5 — Stockholder Proposal Regarding Environmental Matters:

The stockholders were asked to vote on the stockholder proposal presented at the meeting regarding environmental matters.  The proposal was rejected, as indicated below.

For	Against	Abstain	Broker Non-Votes

22,570,254	76,925,586	7,996,610	73,807,918

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2014	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary